                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              LSI Industries Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                              LSI Industries Inc.
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i) (1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)    Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         2)    Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

               ---------------------------------------------------------------
         4)    Proposed maximum aggregate value of transaction:

               ------------------------------------------------------------

                   (1)Set forth the amount on which the filing fee is
                      calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

               ---------------------------------------------------------------
         2)    Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------
         3)    Filing Party:

               ---------------------------------------------------------------
         4)    Date Filed:

               ---------------------------------------------------------------

[LSI INDUSTRIES LOGO]


NOTICE OF ANNUAL MEETING
AND PROXY STATEMENT


                                                             September 24, 1999

Dear Shareholder:

We invite you to attend our annual meeting of shareholders on Thursday, November 11, 1999, at the Company's headquarters located at 10000 Alliance Road, Cincinnati, Ohio. At the meeting, you will hear a report on our operations and have a chance to meet your directors and executives.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operated and gives a personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date and promptly return your proxy card in the enclosed envelope.

Sincerely yours,



/s/ Robert J. Ready
Robert J. Ready
Chairman of the Board,
Chief Executive Officer, and President

[LSI INDUSTRIES LOGO]


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
                              LSI INDUSTRIES INC.


TIME:

         10:00 a.m., Eastern Standard Time


DATE:

         Thursday, November 11, 1999


PLACE:

         LSI Industries Corporate Headquarters
         10000 Alliance Road
         Cincinnati, Ohio 45242


PURPOSE:

-        Elect Directors
- Ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for fiscal year 2000
-        Conduct other business if properly raised


Only shareholders of record on September 16, 1999 may vote at the meeting. The approximate mailing date of the Proxy Statement and accompanying Proxy Card is September 27, 1999.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.



/s/ Robert J. Ready
Robert J. Ready
Chairman of the Board,
Chief Executive Officer, and President

September 24, 1999



                              LSI Industries Inc.
                                Proxy Statement

                               Table of Contents
                               -----------------


                                                                                Begins on
                                                                                   Page


INTRODUCTION..................................................................       1
VOTING AT ANNUAL MEETING......................................................       1
      General Information.....................................................       1
      Principal Shareholders..................................................       2
      Voting by Proxy.........................................................       2
      Shareholder Proposals...................................................       2
               Proposal 1.  Election of Directors.............................       3
               Proposal 2.  Ratification of Appointment of
                            Independent Public Accountants....................       3
               Other Matters..................................................       4

MANAGEMENT....................................................................       4
      Directors and Executive Officers........................................       4
      Board Actions...........................................................       6
      Compliance with Section 16 of the Securities Exchange Act of 1934.......       6
      Executive Compensation..................................................       7
      Stock Options...........................................................       7

REPORT OF THE COMPENSATION COMMITTEE..........................................       8
      Base Compensation.......................................................       8
      Incentive Compensation..................................................       8
      Stock Option Grants.....................................................       9

CORPORATE PERFORMANCE GRAPH...................................................       9
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................      10

OTHER MATTERS.................................................................      10

QUESTIONS  ...................................................................      11


                              LSI INDUSTRIES INC.

                              10000 ALLIANCE ROAD
                             CINCINNATI, OHIO 45242

                            TELEPHONE (513) 793-3200

                   ------------------------------------------

                          P R O X Y   S T A T E M E N T

                         ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 11, 1999



                                  INTRODUCTION


         The Board of Directors of LSI Industries Inc. is requesting your Proxy for the Annual Meeting of Shareholders on November 11, 1999, and at any adjournment thereof, pursuant to the foregoing Notice. This Proxy Statement and the accompanying proxy were first mailed on September 27, 1999, to shareholders of record on September 16, 1999.


                            VOTING AT ANNUAL MEETING

GENERAL INFORMATION

         Shareholders may vote in person or by proxy at the Annual Meeting. Proxies given may be revoked at any time by filing with the Company either a written revocation or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. All shares will be voted as specified on each properly executed proxy. If no choice is specified, the shares will be voted as recommended by the Board of Directors, namely "FOR" Proposal 1 to elect the two persons nominated as Class A directors by the Board of Directors, and "FOR" Proposal 2 (Ratification of Appointment of Independent Public Accountants).

         As of September 16, 1999, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, LSI Industries had 10,173,056 Common Shares outstanding. Each share is entitled to one vote. Only shareholders of record at the close of business on September 16, 1999, will be entitled to vote at the Annual Meeting. Abstentions and shares otherwise not voted for any reason, including broker non-votes, will have no effect on the outcome of any vote taken at the Annual Meeting.

PRINCIPAL SHAREHOLDERS

         As of September 10, 1999, the following are the only shareholders known by the Company to own beneficially 5% or more of its outstanding Common
Shares:

                                           Amount and Nature of              Percent
Name of Beneficial Owner                   Beneficial Ownership             Of Class
------------------------                   --------------------             --------

DePrince, Race & Zollo, Inc.                      608,800                    5.90%
201 South Orange Ave.
Suite 850
Orlando, FL 32801

Robert J. Ready                                   567,149 (a)                5.50%
10000 Alliance Road
Cincinnati, Ohio 45242

State of Wisconsin Investment Board               564,000                    5.47%
121 East Wilson Street
Madison, WI 53702

T. Rowe Price Associates, Inc.                    550,000                    5.33%
100 East Pratt Street
Baltimore, MD 21202

Fleet Investment Advisors, Inc.                   537,678                    5.21%
75 State Street
Boston, MA 02109

(a) Includes exercisable options for 13,500 shares, 11,910 shares held in the Company's non-qualified Deferred Compensation Plan, and 130,488 shares held in trust for Mr. Ready's children. Mr. Ready disclaims beneficial ownership of shares held by or in trust for his children.

VOTING BY PROXY

         All properly signed proxies will, unless a different choice is indicated, be voted "FOR" the election of the two nominees for Class A directors proposed by the Board of Directors, and ratification of the appointment of independent public accountants.

         If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

SHAREHOLDER PROPOSALS

         Shareholders who desire to have proposals included in the Notice for the 2000 Annual Meeting of Shareholders must submit their proposals to the Company at its offices on or before May 30, 2000.

         The form of Proxy for the Annual Meeting of Shareholders grants authority to the persons designated therein as proxies to vote in their discretion on any matters that come before the meeting, or any adjournment thereof, except those set forth in the Company's Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2000 Annual Shareholders' Meeting, it must be received prior to August 11, 2000.

PROPOSAL 1.  ELECTION OF DIRECTORS

         The Company's Code of Regulations provides that the Board of Directors be composed of two classes of directors, Class A and Class B, with each class elected for a two-year term. One class is elected annually. The terms of the Class A directors expire at the 1999 Annual Meeting of Shareholders while the terms of the Class B directors expire at the 2000 Annual Meeting of Shareholders.

         The Board is nominating for reelection two present Class A directors, namely, Michael J. Burke and Robert J. Ready. Proxies solicited by the Board will be voted for the election of these two nominees. John N. Taylor, Jr., a Class A director, has indicated that he will retire from the Board of Directors effective November 11, 1999. This Director's position will remain vacant until such time as the Board of Directors locates and recruits a suitable replacement board member. No candidate is being nominated by the Board for this imminent vacancy at the present time.

         All Class A directors elected at the Annual Meeting will be elected to hold office for two years and until their successors are elected and qualified.

         In voting to elect directors, shareholders are entitled to one vote for each share held of record. Shareholders are not entitled to cumulate their votes in the election of directors.

         Should any of the nominees become unable to serve, proxies will be voted for any substitute nominee designated by the Board. Nominees receiving the highest number of votes cast for the positions to be filled will be elected.

         RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends a vote in FAVOR of each of the directors nominated in this Proxy Statement. Nominees receiving the highest number of votes will be elected.

PROPOSAL 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors appointed Arthur Andersen LLP as the Company's independent public accountants for fiscal 2000. Arthur Andersen LLP has been the independent public accounting firm for the Company since March 1996. Although not required by law, the Board is seeking shareholder ratification of its selection. If ratification is not obtained, the Board intends to continue the employment of Arthur Andersen LLP at least through fiscal 2000.

         Representatives of Arthur Andersen LLP are expected to be present at the Shareholders' Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

         RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends a vote in FAVOR of Proposal 2. The affirmative vote of a majority of Common Shares voting at the Annual Meeting is required for ratification of this proposal.

OTHER MATTERS

         Any other matters considered at the Annual Meeting, including adjournment, will require the affirmative vote of a majority of Common Shares voting.


                                                    MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of LSI Industries are:

                                                                                        Common Shares
                                                                                     Beneficially Owned
   Name and Age                            Position                              Amount         Percentage
   ------------                            --------                              ------         ----------

Robert J. Ready (a)                 Chairman, President, and                   567,149 (d)         5.50%
         59                          Chief Executive Officer

James P. Sferra (a)                 Executive Vice President-                  212,782 (e)         2.06%
         60                          Manufacturing; Secretary
                                     and Director

John N. Taylor, Jr. (b)(c)          Director                                   174,835 (e)         1.69%
         64

Ronald S. Stowell                   Vice President, Chief Financial             43,668 (e)            *
         49                          Officer and Treasurer

Michael J. Burke (b)(c)             Director and Assistant                      31,500 (e)            *
         56                          Secretary

Allen L. Davis (b)(c)               Director                                    31,312 (e)            *
         57

Wilfred T. O'Gara (b)(c)            Director                                     1,500 (e)            *
         42

All Directors and Executive Officers                                         _________            ______
as a Group (Seven Persons)                                                   1,062,746            10.30%
                                                                             =========            ======

------------------------------
Information as of September 10, 1999
(a)      Executive Committee Member
(b)      Compensation Committee Member
(c)      Audit Committee Member
(d)      See "Principal Shareholders"
(e) Includes options exercisable within 60 days for Mr. Sferra of 9,500 shares, Mr. Taylor of 9,000 shares, Mr. Stowell of 17,500 shares, Mr. Burke of 19,500 shares, Mr. Davis of 19,500 shares, and Mr. O'Gara 1,500 shares; and indirect beneficial ownership for Mr. Sferra of 6,732 shares, and Mr. Taylor of 98,825 shares.
 *       Less than 1%

         Robert J. Ready is the founder of the Company and has been its President and a Director since 1976. Mr. Ready was appointed Chairman of the Board of Directors in February 1985. Mr. Ready is also a Director of Meridian Diagnostics, Inc. (a Nasdaq listed company) and of Superior Label Systems, Inc.

         James P. Sferra shared in the formation of the Company. Mr. Sferra has served as Corporate Vice President of Manufacturing from November 1989 to November 1992, and as Executive Vice President-Manufacturing since then. Prior to that, he served as Vice President-Manufacturing of LSI Lighting Systems, a division of the Company. Mr. Sferra has served as a Director since 1976, and was appointed Secretary in 1996.

         John N. Taylor, Jr. was elected a Director of the Company in November 1992. Mr. Taylor has indicated his intention to retire from the Board in November 1999 and has tendered his resignation. Mr. Taylor is Chairman of Kurz-Kasch, Inc., a specialty manufacturer of plastic-based components, and electromagnetic products headquartered in Dayton, Ohio. Prior to that, Mr. Taylor founded and was Chairman and Chief Executive Officer of Component Technology Corp., a Nasdaq listed company in Erie, Pennsylvania, until its sale in 1989. Mr. Taylor is a Director of Robbins & Myers Inc. (a Nasdaq listed company), Dayton, Ohio.

         Ronald S. Stowell has served as Chief Financial Officer since joining the Company in December 1992, and was appointed Treasurer in November 1993 and Vice President in November 1997. From 1985 to November 1992, Mr. Stowell served as Corporate Controller of Essef Corporation (a Nasdaq listed company), Chardon, Ohio, a manufacturer of high performance composite and engineered plastics products.

         Michael J. Burke was elected a Director and Assistant Secretary of the Company in February 1985. Mr. Burke is a Managing Partner of the Cincinnati law firm of Keating, Muething & Klekamp, P.L.L., counsel to the Company, and has been associated with that firm since 1968.

         Allen L. Davis was elected a Director of the Company in February 1985. Mr. Davis, now retired, was the President and Chief Executive Officer, and a Director of Provident Financial Group, Inc. and The Provident Bank (a Nasdaq listed company), Cincinnati, Ohio from 1986 and 1984, respectively, to 1998.

         Wilfred T. O'Gara was appointed a Director of the Company in January 1999 to fill the vacancy which was created by the death of an LSI Industries director in 1997. Mr. O'Gara has been President, Chief Operating Officer and a Director of The Kroll-O'Gara Company (a

Nasdaq listed company), Cincinnati, Ohio since December 1997. Prior to the December 1997 merger of Kroll Holdings, Inc. and The O'Gara Company, Mr. O'Gara was the CEO of The O'Gara Company and has served in various executive officer and director positions in its subsidiaries and predecessors since 1983.

BOARD ACTIONS

         The Board of Directors met seven times during fiscal 1999.

         The Executive Committee, composed of Messrs. Ready (Chairman), and Sferra, is responsible, during the intervals between meetings of the Board of Directors, for exercising all the powers of the Board of Directors in the management and control and the business of the Company to the extent permitted by law. The Executive Committee met two times during fiscal 1999.

         The Audit Committee, composed of Messrs. Davis (Chairman), Burke, O'Gara, and Taylor, is responsible for reviewing the Company's internal accounting operations. It also recommends the appointment of the Company's independent public accountants and reviews the relationships between the Company and the independent public accountants. The Audit Committee met two times during fiscal 1999.

         The Compensation Committee, composed of Messrs. Burke (Chairman), Davis, O'Gara, and Taylor, is responsible for establishing compensation levels for management and for administering the Company's stock option plans and Deferred Compensation Plan. The Compensation Committee met three times during fiscal 1999.

         The Company does not have a Nominating Committee.

         During fiscal year 1999, directors who are not employees of the Company received $13,000 per year for serving as a Director plus $1,200 for each meeting attended. Committee members received $750 per year for serving as Chairman of a committee plus $600 for each committee meeting attended. Directors who are employees of the Company do not receive any compensation for serving as a Director. All directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and Committees of which they were members. Non-employee directors received an annual grant of an option to purchase 1,500 Common Shares at the market price at the time of grant. The option is exercisable at the time of grant and has a ten year life.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than ten percent of the Company's Common Shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or upon written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 1999 all filing requirements were met.

EXECUTIVE COMPENSATION

         The following table sets forth information regarding annual, long-term, and other compensation paid by the Company to its Chief Executive Officer and each of the other two executive officers at June 30, 1999 during each of the last three fiscal years for services rendered to the Company and its subsidiaries.

                                                     SUMMARY COMPENSATION TABLE

                                                 Annual Compensation
                                          -------------------------------------
                                                                    Other Annual     Securities      All Other
     Name and                                                       Compensation     Underlying    Compensation
Principal Position             Year       Salary          Bonus          (1)         Options (2)        (3)
------------------             ----       ------          -----     ------------     -----------   ------------
Robert J. Ready                1999      $424,500       $212,250      $27,892             --        $112,670
  Chairman, President          1998       410,000        205,000       31,300             --          80,116
  and Chief Executive          1997       395,000             --       33,144             --          96,706
  Officer

James P. Sferra                1999       323,200        161,600       17,200             --          61,955
  Executive Vice President-    1998       312,200        156,100       17,200          5,000          41,643
  Manufacturing; Secretary     1997       300,000             --       15,397             --          49,889

Ronald S. Stowell              1999       181,500        105,750       19,300             --          48,529
  Vice President, Chief        1998       165,000         79,895       18,900         10,000          21,138
  Financial Officer, and       1997       142,000             --       15,805             --          29,105
  Treasurer

----------------------

(1) Other Annual Compensation consists of automobile allowances for all executive officers as well as professional fee allowances for Mr. Ready, and Mr. Sferra.

(2) Represents Common Shares underlying options awarded under the Company's stock option plans.

(3) All Other Compensation includes Retirement Plan and Deferred Compensation Plan contributions, premiums paid on long-term disability and life insurance policies, and payment of accrued vacation.

STOCK OPTIONS

         No stock options were granted in fiscal year 1999 to the executive officers shown in the Summary Compensation Table. The following table contains information concerning the exercise and appreciation of stock options held by the Named Executives.

                                       Fiscal 1999 Option Exercises and Year-End Option Values
                                       -------------------------------------------------------

                                                                   Number of
                                                             Securities Underlying                   Value of
                           Shares                             Unexercised Options            Unexercised In-the-Money
                         Acquired on         Value            at Fiscal Year-End          Options at Fiscal Year-End(1)
Name                      Exercise          Realized       Exercisable/Unexercisable       Exercisable/Unexercisable
----                      --------          --------       -------------------------      -----------------------------

Robert J. Ready                --                --             6,750  /    6,750           $  76,241    /   $  76,241
James P. Sferra            20,738           204,747             2,500  /    7,000           $  22,488    /   $  73,315
Ronald S. Stowell           4,725            47,675            10,500  /   14,500           $ 118,598    /   $ 140,778

(1) In-the-Money Options are options for which the market value of the underlying Common Shares exceeds the exercise price. Calculation is based upon the market value of the underlying Common Shares at fiscal year-end, minus the exercise price.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal year 1999.

         The LSI Industries Inc. Compensation Committee annually establishes salaries, bonuses and stock option awards for executive officers and key management personnel. The Committee reviews the performance of the Company's executive officers on an individual basis and also reviews each executive's performance in connection with the Company's overall performance. The Committee desires to establish executive compensation that enhances the Company's overall fundamental objective of providing long-term value for its shareholders and employees. In addition, major emphasis is being placed on retaining current management and incentivizing key managers to align their interests to make them consistent with the Company's growth. The Committee believes that the interests of management and shareholders can be more closely aligned by providing executives with competitive levels of compensation that will enable LSI Industries to attract and retain key executives by rewarding exceptional individual performance, and by tying executive pay to personal goals as well as overall corporate performance.

         The Committee uses base salaries, incentive and deferred compensation arrangements, and stock options designed to tie a portion of the executive's compensation to the stock market performance of the Company's Common Shares when establishing executive and managerial compensation programs.

BASE COMPENSATION

         The Committee reviewed the base salaries of the Company's executive officers and each executive's level of responsibility and potential, as well as salary levels offered by competitors and the overall competition in the existing marketplace. Each executive's particular division of the Company was reviewed, and its contribution to the overall results of the Company assessed. The Committee used this information to determine the executive's base compensation level and to set the performance goals for the upcoming year.

         The Committee applied a collective, subjective evaluation of the above factors to determine the annual base compensation level of its executive officers in light of the Company's performance and, in certain cases, its various divisions. The Committee did not utilize a particular objective formula as a means of establishing annual base compensation levels. Mr. Ready's salary was established on the same basis.

INCENTIVE COMPENSATION

         Incentive compensation awards for performance during fiscal 1999 were made to those employees based upon the achievement of specific goals set forth in the strategic Plan adopted for the 1999 fiscal year. The Plan states that 20% of certain employees' bonuses are based upon overall corporate results, with the remaining 80% based upon divisional results. Bonuses for Corporate officers are based entirely on overall corporate results. Some discretionary bonuses were paid to various executive officers and key managers based on the Committee's analysis of the performance of these individuals and their contribution to the success of the Company or the particular division for which they were primarily responsible.

STOCK OPTION GRANTS

         The shareholders of LSI Industries established a Stock Option Plan to provide a method of attracting, retaining and providing appropriate incentives to key employees. The Committee is responsible for the administration of this Plan, both with respect to executive officers and all other employees. To that end, the Committee determines which employees receive options, the time of grant and the number of shares subject to the option. In fiscal 1999 the Committee took into account the employee's current responsibilities and performance when granting stock options as an incentive for motivating future performance as well as the number of shares already owned and the options previously granted. All option prices are set at 100% of market value on the date of grant. The Committee based its individual option awards upon the contributions of the particular employee and its view of the importance of the employee to the Company's future progress and development.

                                                     Compensation Committee

                                                     Michael J. Burke, Chairman
                                                     Allen L. Davis
                                                     Wilfred T. O'Gara
                                                     John N. Taylor, Jr.




                           CORPORATE PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Common Shares during the five fiscal years ended June 30, 1999, with a cumulative total return on the Nasdaq Stock Market Index (U.S. companies) and the Dow Jones Electrical Equipment Index. The comparison assumes $100 was invested June 30, 1994 in the Company's Common Shares and in each of the indexes presented; it also assumes reinvestment of dividends.



                            COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


                                   LSI                Nasdaq                 Dow Jones
                                Industries         Market Index              Electrical
                June 30            Inc.               (U.S.)               Equipment Index
                -------         ----------         ------------            ---------------

                  1994            100                  100                       100
                  1995            197                  133                       125
                  1996            270                  171                       151
                  1997            215                  208                       189
                  1998            324                  274                       208
                  1999            397                  393                       292


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Michael J. Burke, who is Chairman of the Compensation Committee, is a co-managing partner of Keating, Muething & Klekamp, P.L.L., Cincinnati, Ohio, a law firm that provided legal services to the Company in fiscal year 1999.



                                  OTHER MATTERS

         LSI Industries is not aware of any other matters to be presented at the Annual Meeting other than those specified in the Notice.


                                    QUESTIONS

         If you have any questions or need more information about the annual shareholders' meeting, write to or contact:

                                    LSI Industries Inc.
                                    Ronald S. Stowell,
                                      Vice President, Chief Financial
                                      Officer & Treasurer
                                    10000 Alliance Road
                                    Cincinnati, Ohio 45242
                                    (513) 793-3200

         For more information about your stock ownership, call the Provident Bank at (513) 763-8113.

         We also invite you to visit the LSI Industries site on the Internet at www.lsi-industries.com. Internet site materials are for your general information only and are not part of this proxy solicitation.


                                            By order of the Board of Directors


                                             /s/ James P. Sferra
                                             James P. Sferra
                                             Secretary

         Dated:  September 24, 1999

                               LSI INDUSTRIES INC.


PROXY        The undersigned hereby appoints ALLEN L. DAVIS, WILFRED T. O'GARA,
FOR          AND JAMES P. SFERRA, or any one of them,  proxies of the
ANNUAL       undersigned, each with the power of substitution, to vote all
MEETING      Common Shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of LSI Industries Inc. to be held on November 11, 1999 at 10:00 A.M. Eastern time at the Company's headquarters located at 10000 Alliance Road, Cincinnati,
             Ohio and any adjournment of such meeting on the matters specified below and in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.   AUTHORITY TO ELECT AS CLASS A DIRECTORS THE TWO NOMINEES BELOW.
             FOR ___                   WITHHOLD AUTHORITY ___

     MICHAEL J. BURKE AND ROBERT J. READY

     WRITE THE NAME OF ANY NOMINEE(S) FOR
     WHOM AUTHORITY TO VOTE IS WITHHELD ________________________________________

2.   RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS
     INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2000.
             FOR ___          AGAINST ___          ABSTAIN ___


THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.



_______________________, 1999    _______________________________________________

                                 _______________________________________________
                                       IMPORTANT:   PLEASE SIGN EXACTLY AS NAME
                                       APPEARS HEREON INDICATING,  WHERE PROPER,
                                       OFFICIAL POSITION OR REPRESENTATIVE
                                       CAPACITY.  IN THE CASE OF JOINT HOLDERS,
                                       ALL SHOULD SIGN.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS